UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

ENTRADA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40969	81-3983399
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Design Center Place Suite 17-500
Boston, MA	02210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 520-9158

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TRDA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On June 10, 2026, Entrada Therapeutics, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) in a virtual-only format via live webcast. As further described under Item 5.07 to this Current Report on Form 8-K, at the Annual Meeting, the Company’s stockholders approved (i) Amendment No. 1 to the Company’s 2021 Stock Option and Incentive Plan (the “2021 Plan Amendment”) and (ii) Amendment No. 1 to the Company’s 2021 Employee Stock Purchase Plan (the “2021 ESPP Amendment”), in each case to amend the evergreen provision to provide that the Company’s outstanding pre-funded warrants shall be added to the total number of shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), that are issued and outstanding as of each December 31 to which the evergreen formula will be applied for purposes of calculating the annual increase. Summaries of the 2021 Plan Amendment and 2021 ESPP Amendment were contained in the Company’s definitive proxy statement (the “Proxy Statement”) filed on April 24, 2026 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended, and are incorporated herein by reference.

The foregoing descriptions of the 2021 Plan Amendment and 2021 ESPP Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the 2021 Plan Amendment and 2021 ESPP Amendment, copies of which are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 10, 2026. Proxies were solicited pursuant to the Proxy Statement. As of the close of business on April 13, 2026, the record date for the Annual Meeting, the number of shares of Common Stock outstanding and entitled to vote at the Annual Meeting was 38,820,616. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 33,190,234, thus establishing a quorum for the transaction of business at the Annual Meeting. Shares present virtually during the Annual Meeting were considered shares of Common Stock represented in person at the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders were asked to vote on the following matters, which are described in detail in the Proxy Statement: (i) to elect two Class II director nominees to the Company’s Board of Directors (the “Board”), each to serve until the Company’s 2029 annual meeting of stockholders and until his respective successor has been duly elected and qualified, or until his earlier death, resignation or removal (“Proposal No. 1”), (ii) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal No. 2”), (iii) to approve the 2021 Plan Amendment (“Proposal No. 3”) and (iv) to approve the 2021 ESPP Amendment (“Proposal No. 4”).

The voting results reported below are final.

Proposal No. 1

Peter S. Kim, Ph.D. and Bernhardt Zeiher, M.D. were duly elected to the Board as Class II directors. The results of the stockholders’ vote with respect to the election were as follows:

CLASS II DIRECTOR NOMINEES	FOR	WITHHELD	BROKER NON-VOTES
Peter S. Kim, Ph.D.	22,181,490	2,077,971	8,930,773
Bernhardt Zeiher, M.D.	22,315,323	1,944,138	8,930,773

Proposal No. 2

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified. The results of the stockholders’ vote with respect to such ratification were as follows:

FOR	AGAINST	ABSTAIN
33,132,550	49,650	8,034

Proposal No. 3

The 2021 Plan Amendment was approved. The results of the stockholders’ vote with respect to such approval were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
14,686,713	9,566,186	6,562	8,930,773

Proposal No. 4

The 2021 ESPP Amendment was approved. The results of the stockholders’ vote with respect to such approval were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
16,780,217	7,475,514	3,730	8,930,773

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1#	Amendment No. 1 to Entrada Therapeutics, Inc. 2021 Stock Option and Incentive Plan
10.2#	Amendment No. 1 to Entrada Therapeutics, Inc. 2021 Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#            Indicates a management contract or any compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entrada Therapeutics, Inc.

Date: June 10, 2026	/s/ Dipal Doshi
Dipal Doshi
Chief Executive Officer